Exhibit 10.34


                                                  March 22, 2002

Bluefly, Inc.
42 West 39th Street
New York, NY 10018

Gentlemen:

         Reference is made to the Warrant issued to us by you to purchase 50,000 shares of common stock of Bluefly, Inc. dated March 30, 2001 (the "Warrant").

         This will confirm that the Warrant is hereby amended as follows:

         1. The third line of the Warrant which reads "expiring March 30, 2006" is deleted and the following is substituted in its place and stead: "March 30, 2007."

         2. The date "March ____, 2001" in the third line of the first full paragraph of the Warrant is hereby deleted and the following is substituted in its place and stead: "March 30, 2001."

         3. The date "March ____, 2006" in the fourth line of the first full paragraph of the Warrant is hereby deleted and the following is substituted in its place and stead: "March 30, 2007."

         Except as hereinabove specifically set forth, the Warrant shall continue unmodified.

                                              Very truly yours,

                                              ROSENTHAL & ROSENTHAL, INC.

                                              /s/ J. Michael Stanley
                                              ----------------------
                                              J. Michael Stanley
                                              Executive Vice President
Agreed:

BLUEFLY, INC.

By: /s/ E. Kenneth Seiff
    --------------------
Name: E. Kenneth Seiff
Title: Chief Executive Officer

Attest:
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Name:
Title: